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                                                                   EXHIBIT 10.56



                               SECURITY AGREEMENT



This Security Agreement ("Agreement") made on this 25th day of September, 2000, by and between MICHIGAN NATIONAL BANK, a national banking association, of 27777 Inkster Road, Farmington Hills, Michigan 48333 (the "Bank"), and United American Healthcare Corporation, a Michigan corporation, with chief executive offices located at 1155 Brewery Park Blvd., Suite 200, Detroit, Michigan 48207.

         WHEREAS Borrower has obtained or may from time to time obtain loans or be otherwise obligated to Bank and has agreed to secure its Obligations (as defined in Paragraph 1. below) to Bank by granting Bank security interests in the personal property described in this Agreement, and

         NOW THEREFORE Borrower and Bank AGREE AS FOLLOWS:

         1. GRANT OF SECURITY INTEREST. Borrower grants Bank a continuing security interest in the collateral described in Paragraph 2. below (all of the personal property described in Paragraph 2. is individually and collectively referred to in this Agreement as the "Collateral"), to secure the repayment of all loans (including all renewals, extensions, modifications, or refinancings thereof) from Bank to Borrower, together with any and all other obligations now or in the future owing from Borrower to Bank (including future advances), however incurred or evidenced, whether primary, secondary, contingent or otherwise, whether arising under this Agreement, under other security agreements, promissory notes, loan agreements, guaranties, mortgages, leases, instruments, documents, or under any other contractual obligation now or hereafter arising (hereinafter collectively called the "Obligations") together with all costs, expenses and reasonable attorneys' fees incurred by Bank in the disbursement, administration and collection of the Obligations or the protection, maintenance, and liquidation of the Collateral. Borrower agrees not to sell the Collateral except in the ordinary course of Borrower's business and will not assign, transfer, pledge, grant a security interest in, or otherwise dispose of or encumber the Collateral without Bank's prior written consent.

         2. COLLATERAL. The Collateral covered by this Agreement is all of Borrower's property described below where an "X" or check mark has been placed in the applicable box, which Borrower now owns or shall hereafter acquire or create, immediately upon acquisition or creation, wherever located, and includes, but is not limited to, any items listed on any schedule or list attached to this Agreement:

[ ]      A.     ACCOUNTS. All Accounts, Documents, Chattel Paper, Instruments,
                and General Intangibles, including any rights to any tax refunds from any governmental authority (all of which are hereinafter individually and collectively referred to as "Accounts");

[ ]      B.     INVENTORY. All Inventory and Goods including, but not limited to, raw materials, work in process, finished goods, tangible property, stock in trade, wares and merchandise used in, sold by, or stopped in transit by Borrower;

[ ]      C.     EQUIPMENT. All Equipment and Fixtures, including all machinery and vehicles, and all substitutions, improvements, replacements and additions thereto;

[ ]      D.     INVESTMENT PROPERTY. All certificated and uncertificated
                securities, security entitlements, securities accounts, commodity contracts and commodity accounts.

[X]      E.     ALL ASSETS. All of Borrower's personal property described in
                Paragraph 2.A. through 2.D. above, inclusively;

[ ]      F.     SPECIFIC. The following specific property and all related
                rights:
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If none of the above boxes are checked, it is understood and agreed that
Borrower grants Bank a security interest in all of Borrower's assets as if the box adjacent to Paragraph 2.E. had been checked.

For each and every type of Collateral described above, the proceeds of the Collateral and the proceeds of all insurance, eminent domain, condemnation awards, and all products of and all accessions and attachments to the Collateral are also part of the Collateral. In addition, any and all bank deposits and bank accounts or other sums at any time credited or due from Bank to Borrower and any and all instruments, documents, policies, certificates of insurance, securities, goods, accounts, chattel paper, cash, property and the proceeds thereof which Borrower owns or in which Borrower has an interest and which are at any time in the possession or control of Bank or any third party acting on Bank's behalf, shall also be considered Collateral.

         3. PERFECTION OF SECURITY INTEREST. Borrower agrees to promptly execute and deliver to Bank, concurrently with this Agreement and at any time hereafter at Bank's request, all financing statements, assignments, certificates of title, applications for motor vehicle or watercraft titles, affidavits, reports, notices, schedules of Accounts, designations of Inventory, letters of authority and any and all other documents and agreements as Bank requests, in form satisfactory to Bank, to perfect and to at all times maintain perfected Bank's security interests in the Collateral. Borrower also agrees to make appropriate entries on its books and records disclosing Bank's security interests in the Collateral.


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         4.     WARRANTIES. Borrower warrants to Bank, that: (a) Borrower has or forthwith will acquire full legal title to the Collateral, is the lawful owner of all of the Collateral, and has an unqualified right to subject the Collateral to the Bank's security interest; (b) except as specifically stated in any attachment to this Agreement, Bank's security interest in the Collateral is a first priority security interest, there are no financing statements covering any of the Collateral in any public office, and Borrower will defend and indemnify the Bank against the claims and demands of all other persons claiming an interest in the Collateral; (c) all of the Collateral is located in the State of Michigan at the address stated above or other address specified in Paragraph 10. of this Agreement or is in the Bank's possession, and Borrower agrees not to remove the Collateral outside the State of Michigan without Bank's prior written consent, nor use or permit the Collateral to be used for any unlawful purpose; (d) Borrower does not conduct Borrower's business under any other name than that given above, and agrees not to change or reorganize the business entity under which it does business except upon the Bank's prior written approval and, if such approval is granted, Borrower agrees that all documents, instruments, and agreements requested by Bank shall be prepared, filed and recorded at Borrower's expense, before such change occurs; (e) Borrower's records are located at the above address and Borrower agrees not to remove any records concerning the Collateral from said address nor keep any of its records at any other address unless at least ten (10) days prior written notice is given to Bank of any new address; (f) the Collateral is in good condition and repair and will be kept in such condition; (g) Borrower has full authority, complete power, and is duly authorized to enter into this Agreement with Bank, and the execution of this Agreement does not constitute a breach of any provision contained in any other agreement or instrument to which Borrower is or may become a party or by which Borrower is or may be bound or affected;
(h) all financial statements and information delivered and to be delivered by Borrower to Bank are true and correct, have been prepared in accordance with generally accepted accounting principles, and there has been no material adverse change in the financial condition of Borrower since the most recent financial information submitted to Bank; (i) there are no actions or proceedings either threatened or pending against Borrower which might result in any material adverse change in Borrower's financial condition or materially affect any of Borrower's assets; (j) all personal property taxes on the Collateral are fully paid and Borrower has filed all other Federal, State and local governmental tax returns Borrower is required by law to file and all such taxes required to be paid have been paid in full; (k) no part of the Collateral is classified or classifiable as hazardous waste under Federal or Michigan environmental laws and regulations, Borrower is in full compliance with all Federal and Michigan environmental laws and regulations, and Borrower hereby indemnifies Bank against any and all expenses and costs, including reasonable attorney fees, arising from or related to any breach of these warranties. All of Borrower's warranties contained in this Paragraph 4. continuing warranties until Borrower has no remaining Obligations to Bank.

         5. TAXES, INSURANCE. Borrower agrees to: (a) promptly pay all taxes, levies, assessments, judgments, and charges of any kind upon or relating to the Collateral, to Borrower's business, and to Borrower's ownership or use of any of its assets, income, or gross receipts; (b) at its own expense, keep all of the Collateral fully insured against loss or damage by fire, theft, explosion and other risks, in such amounts, with such companies, under such policies, and in such form, as shall be satisfactory to Bank, a copy of which policies shall be delivered to Bank with evidence of premium payment and which policies shall be endorsed to provide Bank a standard loss payable clause with not less than 30 days notice of cancellation or of any change in coverage (CF 12181185) and the Bank shall have a security interest in the proceeds of all such insurance and may apply any such proceeds received by it toward payment of Borrower's Obligations, whether or not due, in such order of application as Bank may determine; (c) maintain at its own expense, public liability and property damage insurance in such amounts, with such companies, under such policies, and in such form as shall be satisfactory to Bank, and (d) upon Bank's request, shall furnish Bank with original insurance policies and evidence that such policies have been paid and maintained. If, after such request, the Bank does not promptly receive evidence that any of the insurance coverages required by this paragraph are being maintained, Bank may assume Borrower does not have the required coverage. If Borrower at any time fails to obtain or maintain any of the policies required above or pay any premium relating thereto, or fails to pay any tax, assessment, levy or charge, or discharge any lien, claim, or encumbrance, then Bank, without waiving or releasing any obligation or default of Borrower hereunder, may at any time, but without obligation to do so, make such payment, obtain such discharge, obtain and maintain policies of insurance, pay such premiums, and take any other action as Bank deems advisable. All sums disbursed by Bank, including reasonable attorney fees, court costs, expenses, and other charges relating thereto, shall be part of the Obligations secured hereby, shall be payable on demand, and shall bear interest until paid at the highest rate of interest then being charged by and loaned from Bank to Borrower. Upon Borrower's failure to obtain or maintain insurance upon the Collateral, the Bank may assess a service charge for obtaining and servicing the required insurance coverage.

         6.     COLLECTION OF ACCOUNTS.

                A. If Paragraph 2.A. or 2.E. above is checked, Bank conditionally authorizes Borrower to collect Accounts from Borrower's Account debtors provided, however, this privilege may be terminated by Bank at any time upon written notice from Bank and, upon mailing such notice, Bank shall have all of Borrower's rights, title, and interest in the Accounts, including a right of stoppage in transit. After notice as aforesaid or upon the occurrence of an Event of Default (as subsequently defined), Bank may notify any Account debtor(s) of Bank's security interest in Borrower's Accounts and shall be entitled to collect same, and Borrower will thereafter receive all Accounts payments as the agent of and as trustee for Bank and will deliver to Bank on the day of receipt, all checks, cash, drafts, acceptances, notes and other Accounts payments and, until such delivery, Borrower shall not use or commingle any Accounts payments and shall at all times keep all such remittances separate and apart from Borrower's own funds, capable of identification as the Bank's property. After any default, Borrower shall open all mail only in the presence of a Bank representative, who may remove therefrom any Account remittance(s). Bank and its representatives are hereby authorized to endorse in Borrower's name, any item received by the Bank representing any payment on or proceeds of any of the Collateral, and may sign Borrower's name upon all Accounts, invoices, assignments, financing statements, notices to debtors, bills of lading, storage receipts, or other instruments or documents in respect to the Accounts, the proceeds therefrom, or property related thereto. Borrower shall promptly give Bank copies of all Accounts statements, accompanied by such additional information, documents, or copies thereof, as Bank may request. Borrower shall maintain all records with respect to the Accounts and with respect to the general conduct and operation of Borrower's business, including balance sheets, operating statements and other financial information, in accordance with generally accepted accounting principles and as Bank may request.

                B. If Paragraph 2.B. or 2.E. above is checked, until the Bank shall notify Borrower of the revocation of such power and authority,
Borrower: (i) may, in the ordinary course of its business only, at Borrower's expense, sell, lease, or furnish under contracts of service any of the Inventory normally held by Borrower for such purpose; (ii) may use and consume any raw materials, work in process or materials, the use and consumption of which is necessary in order to carry on Borrower's business; and (iii) shall, at its own expense, endeavor to collect, as and when due, all amounts due with respect to any of the Collateral, including the taking of such collection action as the Bank may request or, in the absence of such request, as Borrower deems advisable. A sale in the ordinary course of business does not include a transfer in partial or total satisfaction of any debt of Borrower.


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         7.     INFORMATION. Borrower agrees to permit Bank or Bank's agents to have access to and inspect the Collateral, and from time to time verify Accounts, Inventory, Equipment, and all other Collateral, and check, make copies of or extracts from the books, records and files of Borrower, and Borrower shall make same available at any time for such purposes. Bank is hereby authorized to conduct from time to time such investigation of Borrower's continuing creditworthiness as Bank deems appropriate including, without limitation, contact with Borrower's accountants or other third parties, and Bank is also authorized to respond to any credit inquiries received from trade creditors or other credit granting institutions. Borrower agrees to promptly supply Bank with such financial and other information concerning its financial and business affairs, assets and liabilities as Bank may from time to time request, and Borrower agrees that Bank or its agents may from time to time verify Borrower's continuing compliance with any of Borrower's warranties made in Paragraph 4. above, at Borrower's cost and expense.

         8.     DEFAULT.

                A. Except as otherwise provided in any promissory note, loan agreement, or other agreement secured by this Agreement, the occurrence of any of the following events shall constitute an Event of Default: (a) failure to pay any of the Obligations when due; (b) any statement, warranty, or representation of Borrower or any guarantor of the Obligations made herein or in any other instrument, document, agreement, or financial statement now or hereafter furnished to the Bank by or on behalf of the Borrower or a guarantor, is false or misleading; (c) breach of any covenant, term, condition, or agreement contained herein or in any related instrument, document, or agreement by Borrower or any guarantor of the Obligations; (d) Borrower or any guarantor of the Obligations ceases doing business or Borrower's or any guarantor's existence is terminated by death, sale, dissolution, merger or otherwise; (e) any conveyance is made of substantially all of Borrower's assets, any assignment is made for the benefit of creditors, any receiver is appointed for Borrower, or any insolvency, liquidation, or reorganization proceeding is filed by or against Borrower under the Bankruptcy Code or otherwise; (f) any attachment, execution, levy, forfeiture, tax lien or similar writ or process is issued against the Collateral or any other property of Borrower, (g) any felony criminal proceeding is brought against Borrower, Borrower's management, or any guarantor of the Obligations; (h) Bank determines the interest rate charged by Bank on any loan to Borrower is usurious or otherwise unlawful or limited; (i) any material adverse change occurs or is imminent, the effect of which would be to substantially diminish Borrower's or any guarantor's financial condition, business, ability to perform their agreements with Bank, or the value of the Collateral; (j) any Borrower indebtedness to the Bank or any other creditor remains unpaid after acceleration of the maturity or after the maturity stated.

                B. Whenever an Event of Default shall exist, the Obligations may, at Bank's option, and without demand or notice of any kind, be declared immediately due and payable and the Bank may exercise all rights and remedies, including the right to immediate possession of the Collateral, available to it under applicable law. Bank shall have the right to hold any property then in or upon the Collateral at time of repossession and not covered by this Agreement until return is demanded in writing. Borrower agrees, upon default, to assemble all the Collateral at a convenient place acceptable to the Bank, and to pay all costs of collection of the Obligations and enforcement of the Bank's rights, including reasonable attorney fees, together with all Bank expenses in locating the Collateral and repairs to any realty or other property to which any of the Collateral may be affixed. Any notification of intended disposition of any of the Collateral required by law shall be deemed reasonably and properly given if sent at least seven (7) calendar days before such disposition, postage prepaid, addressed to Borrower either at the address shown in this Agreement or at any other address of Borrower appearing on the records of the Bank.

         9. GENERAL. Except as otherwise defined in this Agreement, all terms in this Agreement shall have the meanings provided by the Michigan Uniform Commercial Code, as amended from time to time. Any Bank delay in exercising any power, privilege, or right under this Agreement, or under any other instrument or agreement executed in connection with this Agreement shall not operate as a waiver thereof, and no single or partial exercise shall preclude other or further exercise thereof, or the exercise of any other power, privilege, or right. The Bank's waiver of any Event of Default shall not constitute a waiver of any subsequent default, but shall be restricted only to the default waived. All rights, remedies and powers of Bank under this Agreement are irrevocable and cumulative and not alternative or exclusive, and shall be in addition to all rights, remedies, and powers given in any other instrument or agreement and by the Michigan Uniform Commercial Code. This Agreement cannot be modified except by a writing signed by Borrower and by the Bank.

         This Agreement has been delivered in Michigan, and shall be construed in accordance with the laws of the State of Michigan. Whenever possible, each provision of this Agreement shall be interpreted to be effective and valid under applicable law, but if any provision of this Agreement is prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without affecting the remainder of such provision or the remaining provisions of this Agreement. All rights and privileges of the Bank under this Agreement shall inure to the benefit of its successors and assigns, and this Agreement shall be binding on all heirs, executors, administrators, and successors of Borrower. If more than one Borrower has signed this Agreement their obligations shall be joint and several.

         10. SPECIAL PROVISIONS/ADDITIONAL AGREEMENTS. (If Collateral includes Fixtures, describe the real estate here and in Form UCC-1A.)
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         IN WITNESS WHEREOF Borrower and Bank have executed this Security
Agreement on the above-referenced date.


BORROWER'S ADDRESS:                     BORROWER:

1155 Brewery Park Blvd., Suite 200      UNITED AMERICAN HEALTHCARE CORPORATION,
Detroit, Michigan 48207                 a Michigan corporation


                                        By: /s/ Gregory H. Moses Jr.
                                           -------------------------------------
                                                Gregory Moses

                                        Its:    Chief Operating Officer



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                                        BANK:

                                        MICHIGAN NATIONAL BANK,
                                        a national banking association

                                        By: /s/ Cameron J. Bannett
                                           -------------------------------------
                                                Cameron J. Bannett

                                        Its: Asset Structuring Manager




106895



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